UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Date of Report – date of earliest event reported) June 3, 2013

EQUAL ENERGY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Oklahoma City, Ok	001-34759	98-0533758
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4801 Gaillardia Pkwy, Ste 325	73142
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (405) 242-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On June 3, 2013 Equal Energy Ltd (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the effects of the May 19, 2013 tornado on its operations and announcing an analyst and investor field trip to be held on June 25, 2013.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	News release of Equal Energy Ltd, dated June 3, 2013: Equal Energy Says Oklahoma Tornado Will Not Have Material Impact On Company; Announces Investor and Analyst Field Trip.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013

EQUAL ENERGY LTD.

By:	/s/ Dell Chapman

Name: Dell Chapman Title: Senior Vice President, Finance

Index to Exhibits

Exhibit No.	Description

99.1	News release of Equal Energy Ltd, dated June 3, 2013: Equal Energy Says Oklahoma Tornado Will Not Have Material Impact On Company; Announces Investor and Analyst Field Trip.